GOLDMAN SACHS

VARIABLE INSURANCE TRUST

Service Shares of

Goldman Sachs Growth and Income Fund
Supplement dated April 13, 2007 to the
Prospectus dated April 28, 2006

Effective April 16, 2007, the Goldman Sachs Growth and Income Fund will commence operations.

VITG&ISTCK 4-07